                             SUPPLEMENTAL MATERIAL

                                ING MUTUAL FUNDS
                        ING GLOBAL EQUITY DIVIDEND FUND
                                ING FOREIGN FUND

                          Supplement Dated May 3, 2004
    To The Classes A, B, C and M Prospectus, Class Q Prospectus and Class I
                                   Prospectus
                              Dated March 1, 2004

1. Effective May 7, 2004 the third paragraph of the section entitled "Investment Strategy" on page 6 of the Class A, B, C and M Prospectus and Class Q Prospectus and page 4 of the Class I Prospectus is deleted in its entirety and replaced with the following:

   The Sub-Adviser manages the Fund as a core international equity product and is not constrained by a particular investment style. It may invest in "growth" or "value" securities. The Sub-Adviser chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Sub-Adviser considers companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region. The Fund normally has a bias towards larger companies, but may also invest in small- and mid-sized companies. For these purposes, larger companies include companies with market capitalizations of $10 billion or greater.

2. Effective immediately, the section entitled "Performance of Similar Foreign Equity Accounts Managed by JBIM" on page 37 of the Class A, B, C and M Prospectus, page 26 of the Class Q Prospectus and page 19 of the Class I Prospectus is deleted in its entirety and replaced with the following:

         PERFORMANCE OF SIMILAR FOREIGN EQUITY ACCOUNTS MANAGED BY JBIM

The tables below are designed to show you how a composite of similar accounts managed by Julius Baer performed over various periods in the past.

The Julius Baer Foreign Equity Composite includes all discretionary, fee paying, non-taxable and taxable accounts for institutional clients and mutual funds invested in international equity securities. Each account in the composite has investment objectives, policies and strategies that are substantially similar to the ING Foreign Fund. Accounts meeting the composite criteria are included in the composite within the first 90 days from inception or restriction. Valuation and returns are computed and stated in U.S. Dollars. This composite was created in 2003. The account minimum for the composite was $10 million as of March 31, 2004. Settlement date accounting was used prior to 1999 for one client.

The table below shows the annualized compounded returns for the Julius Baer Foreign Equity Composite compared with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index for the periods ending March 31, 2004 and annual returns for the years ended December 31 of prior years. The returns of the Julius Baer Foreign Equity Composite reflect deductions of management and custodial fees and are presented net of trading commissions. The returns of the MSCI EAFE Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of JBIM. It does not indicate how the ING Foreign Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                             (AS OF MARCH 31, 2004)

                                                                          JBIM
                                                                     FOREIGN EQUITY          MSCI EAFE
                                                                     COMPOSITE (%)           INDEX (%)
One Year                                                                  54.77%               58.15%
Three Years                                                                9.50%                3.80%
Five Years                                                                11.68%                0.83%
Since Inception (05/01/95)                                                14.64%                4.31%

                              ANNUAL TOTAL RETURNS
                              (AS OF DECEMBER 31)

                                                                          JBIM
                                                                     FOREIGN EQUITY          MSCI EAFE
                                                                     COMPOSITE (%)           INDEX (%)
2003                                                                      35.64%               39.17%
2002                                                                      -3.76%              -15.66%
2001                                                                     -19.15%              -21.21%
2000                                                                      -7.86%              -13.96%
1999                                                                      76.55%               27.30%
1998                                                                      27.04%               20.33%
1997                                                                      15.34%                2.06%
1996                                                                      17.67%                6.36%

The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards, which differ from the method used by the SEC.

The net annual returns for the Julius Baer Foreign Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. Most of the accounts in the Julius Baer Foreign Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of JBIM.

The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

3. Effective immediately, the section entitled "Performance of Similar Accounts Managed by the IIMA Investment Team" on page 40 of the Class A, B, C and M Prospectus is deleted in its entirety and replaced with the following:

      PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY THE IIMA INVESTMENT TEAM

The tables below are designed to show you how a composite of substantially similar accounts managed by the IIMA investment team managing the ING Global Equity Dividend Fund performed over various periods in the past.

The Global High Dividend Equity Composite is a composite of discretionary, fee paying, non-taxable and taxable accounts invested in accordance with the Global High Dividend Equity investment strategy managed by the IIMA investment team responsible for managing accounts maintained by a European affiliate. Each account in the composite has investment objectives, policies and strategies that are substantially similar to the ING Global Equity Dividend Fund. Accounts meeting the composite criteria are included in the composite on the first day of the calendar quarter following inception. Valuation and returns are computed and stated in U.S. Dollars although the currency of each account currently included in the composite is the Euro. This composite was created on July 1, 2000. The account minimum for the composite was 10 million Euro (equivalent to approximately $12.2 million as of March 31, 2004).

The table below shows the average annual total returns for the Global High Dividend Equity Composite compared with the FTSE World Index and the MSCI World Index for the periods ending March 31, 2004 and annual total returns for years ended December 31 of prior years. This information is designed to demonstrate the historical track record of the IIMA investment team with respect to the Global High Dividend Equity Strategy. It does not indicate how the ING Global Equity Dividend Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                             (AS OF MARCH 31, 2004)

                                                              GLOBAL HIGH
                                                            DIVIDEND EQUITY        FTSE WORLD        MSCI WORLD
                                                             COMPOSITE (%)         INDEX (%)         INDEX (%)
One Year                                                         49.02%               45.81%            44.55%
Three Years                                                      12.57%                2.57%             1.90%
Since Inception (07/01/00)                                       12.06%               -4.11%            -5.05%

                              ANNUAL TOTAL RETURNS
                              (AS OF DECEMBER 31)

                                                              GLOBAL HIGH
                                                            DIVIDEND EQUITY        FTSE WORLD        MSCI WORLD
                                                             COMPOSITE (%)         INDEX (%)         INDEX (%)
2003                                                             35.12%               33.91%            33.76%
2002                                                             -7.28%              -19.06%           -19.54%
2001                                                              4.61%              -16.14%           -16.52%

The performance reflected in the composite has not been calculated in compliance with the method used by the SEC.

The net annual returns for the Global High Dividend Equity Composite were calculated on a time-weighted and asset-weighted, total return basis. This includes reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Global High Dividend Equity Composite do not pay the same expenses that will be paid by the ING Global Equity Dividend Fund and, though they were diversified accounts, were not subject to the diversification rules, tax restrictions and investment limits of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account managed by the IIMA investment team.

To convert the Euro performance of the Global High Dividend Equity Composite to US Dollar performance, Euro performance was translated into US Dollars using the WM/Reuters exchange rate on a calendar quarter basis. The Euro-based annual total returns of the Composite for the years ending December 31, 2001, 2002 and 2003 were 11.31%, -20.38% and 13.83%, respectively. The conversion of Euro performance to US Dollar performance takes into account the relative exchange rate fluctuations among the securities and other assets contained in the portfolio and the US Dollar. As a result, the US Dollar presentation reflects the investment results that would have been experienced by a US Dollar account had such account been invested in the same underlying portfolio of securities and other assets as contained in the accounts included in the composite for the same period of time. The returns of the FTSE World Index and MSCI World Index assume all dividends and distributions have been reinvested. The FTSE World Index is an unmanaged index that aims to capture 82-90 percent of investible market capitalization in any country. The MSCI World Index is an unmanaged free floated market capitalization index that is designed to measure global developed equity performance. The indexes include the reinvestment of dividends and income, but do not reflect fees, brokerage commissions or other expenses of investing.

4. Effective May 1, 2004, Julius Baer Investment Management Inc. has changed its name to Julius Baer Investment Management LLC.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                              SUPPLEMENTAL MATERIAL


                               ING MAYFLOWER TRUST
                          ING International Value Fund

                                ING MUTUAL FUNDS
                           ING Emerging Countries Fund
                                ING Foreign Fund
                         ING Global Equity Dividend Fund
                           ING Global Real Estate Fund
                             ING International Fund
                     ING International SmallCap Growth Fund
                            ING Precious Metals Fund
                                 ING Russia Fund
                            ING Worldwide Growth Fund

                         Supplement Dated May 3, 2004
                   To The Statement of Additional Information
                               Dated March 1, 2004

Effective May 1, 2004, Julius Baer Investment Management Inc. has changed its name to Julius Baer Investment Management LLC.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE